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The Subsidiaries of The Derby Cycle Corporation                     Exhibit 21.1

SUBSIDIARIES OF THE REGISTRANT AS OF DECEMBER 31, 2000

Subsidiary companies of the Registrant are listed below.

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
                                                                                        State or sovereign power
                                  Name of subsidiary                                        of incorporation
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
Abingdon Rubber & Tyre Company (1970) Limited.........................................  Ireland
Abraham Brothers (Cycles & Accessories) (Proprietary) Limited.........................  South Africa
Armstrong Cycles Limited..............................................................  England & Wales
Auto Velos Limited....................................................................  Ireland
Beatty & Crabbe Limited...............................................................  Ireland
Bicycle Manufacturing Limited.........................................................  Ireland
Bikeshop.com Inc......................................................................  Delaware
BSA Cycles Ireland Limited............................................................  Ireland
BSA Cycles Limited....................................................................  Ireland
Carlton Cycles Limited................................................................  England & Wales
Century Cycles Manufacturing Corporation..............................................  Canada
Curragh Finance Company...............................................................  Ireland
Cycsad Engineering (Proprietary) Limited..............................................  South Africa
Derby Component Manufacturing (Proprietary) Limited...................................  Ireland
Derby Cycle Corporation Limited.......................................................  England & Wales
Derby Cycle Werke G.m.b.H.............................................................  Germany
Derby Fahrrder G.m.b.H................................................................  Germany
Derby HK Trading Company Limited......................................................  Hong Kong
Derby Holding (Deutschland) G.m.b.H...................................................  Germany
Derby Holding B.V.....................................................................  The Netherlands
Derby Holding Limited.................................................................  England & Wales
Derby Industries Limited..............................................................  South Africa
Derby Investments (Proprietary) Limited...............................................  South Africa
Derby Investments Holdings (Proprietary) Limited......................................  South Africa
Derby Nederland B.V...................................................................  The Netherlands
Derby Sweden A.B......................................................................  Sweden
Derby Trading Company Inc.............................................................  Delaware
Derby WS Vermoegensverwaltungs G.m.b.H................................................  Germany
Fun Biketech G.m.b.H..................................................................  Austria
InterDerby Group Finance N.V..........................................................  Netherlands Antilles
Irish Raleigh Cycle Company Limited (The).............................................  Ireland
J A Phillips & Company Limited........................................................  England & Wales
Koninklijke Gazelle B.V...............................................................  The Netherlands
Lyon Investments B.V..................................................................  The Netherlands
Moulton Bicycles Limited..............................................................  England & Wales
New Hudson Cycle Company Limited......................................................  England & Wales
Norman Cycles Limited.................................................................  England & Wales
N.V. Dierense Maatschapij Tot Exploitatie van Wonigen en Assurantien..................  The Netherlands
NW Sportgeraete G.m.b.H...............................................................  Germany
Philips Cycles Limited................................................................  England & Wales
PI Manufacturing (Proprietary) Limited................................................  South Africa
Pierderb Properties (Proprietary) Limited.............................................  South Africa
Probike SA (Proprietary) Limited......................................................  South Africa
Raleigh (Services) Limited............................................................  England & Wales
Raleigh B.V...........................................................................  The Netherlands
Raleigh B.V.B.A.......................................................................  Belgium
Raleigh Cycles (Botswana) Proprietary Limited.........................................  South Africa
Raleigh Cycles SA (Proprietary) Limited...............................................  South Africa

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
                                                                                        State or sovereign power
                                  Name of subsidiary                                        of incorporation
--------------------------------------------------------------------------------------  ------------------------
Raleigh Europe B.V....................................................................  The Netherlands
Raleigh Fahrraeder G.m.b.H............................................................  Germany
Raleigh Industries Limited............................................................  England & Wales
Raleigh Industries of Canada Limited..................................................  Canada
Raleigh International Limited.........................................................  England & Wales
Raleigh Ireland Limited...............................................................  Ireland
Raleigh Technical Services Limited....................................................  Switzerland
Raleigh Technical Services S.A........................................................  Switzerland
Reliable Cycles (Proprietary) Limited.................................................  South Africa
Rudge-Whitworth (Ireland) Limited.....................................................  Ireland
Rudge-Whitworth Limited...............................................................  England & Wales
Sturmey-Archer of America Inc.........................................................  Illinois
Sunbeam Cycle Company Limited.........................................................  England & Wales
The British Cycle Corporation Limited.................................................  England & Wales
The Gazelle Cycle Company Limited.....................................................  England & Wales
The Hercules Cycle & Motor (Ireland) Limited..........................................  Ireland
The Hercules Cycle and Motor Company Limited..........................................  England & Wales
The Irish Engineering Company Limited.................................................  Ireland
The Rambler Cycle Company Limited.....................................................  England & Wales
The Robin Hood Cycle Company Limited..................................................  England & Wales
The Sun Cycle & Fittings Company Limited..............................................  England & Wales
Triumph Cycle Company Limited.........................................................  England & Wales
Univega Beteiligungun G.m.b.H.........................................................  Germany
Univega Bike & Sport Switzerland A.G..................................................  Switzerland
Univega Bikes & Sports Europe, G.m.b.H................................................  Germany
Univega Worldwide License G.m.b.H.....................................................  Germany
Engelbert Wiener Bike Parts G.m.b.H...................................................  Germany
Winora-Staiger G.m.b.H................................................................  Germany
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